      Nicholas R. Farrell,
Peter V. Hilton, Patricia C. Lecher and Sarah Tarkington signing singly, the undersigned's true and lawful
attorney-in-fact to:
(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or
director of Hillenbrand, Inc. (the "Company"'), Form ID, Forms 3, 4 and 5 in
accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder:
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form ID, Form 3, 4 or 5, complete and execute any
amendment or amendments thereto, and timely file such form with the United
States Securities and
Exchange Commission and any stock exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally
present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required
to file Form ID, Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 7th day of June , 2021.
/s/ Ulrich Bartel
Signature
 Ulrich Bartel
Printed Name